Supplement Dated August 4, 2022
to the Prospectus dated May 1, 2022 and
Updating Summary Prospectus dated May 1, 2022 for

Spinnaker® Variable Annuity
Issued By: Symetra Life Insurance Company

The following supplements and amends the prospectus and Updating Summary Prospectus both dated May 1, 2022.

Portfolios Available Under Your Contract:
The following portfolio and expense data is added to the listing of Portfolios Available Under Your Contract found in Appendix A of the prospectus and the Appendix to the Updating Summary Prospectus.

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2021)	AVERAGE ANNUAL TOTAL RETURN (As of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	Invesco V.I. Discovery Mid Cap Growth Fund - Series II (2) Invesco Advisers, Inc.	1.08%	18.79%	22.75%	17.53%